                         SIGNET PAGING OF RALEIGH, INC.
                         UNAUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

    BASIS OF PRESENTATION: The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

                         SIGNET PAGING OF RALEIGH, INC.

                                 BALANCE SHEET
                                     ASSETS

                                                                                                     DECEMBER 31,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Cash...............................................................................................  $       8,067
Trade accounts receivable, less allowance of $20,000...............................................         78,548
Inventories........................................................................................         14,013
Other current assets...............................................................................          2,191
                                                                                                     -------------
  Total current assets.............................................................................        102,819
Equipment:
  Pagers...........................................................................................      1,765,330
  Communications equipment.........................................................................        436,314
  Office and other equipment.......................................................................        306,451
                                                                                                     -------------
                                                                                                         2,508,095
  Less allowance for depreciation..................................................................     (1,533,268)
                                                                                                     -------------
                                                                                                           974,827
                                                                                                     -------------
Total assets.......................................................................................  $   1,077,646
                                                                                                     -------------
                                                                                                     -------------
                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade payables and accrued liabilities...........................................................  $     103,701
  Customer deposits................................................................................          4,115
  Current maturities of long-term debt.............................................................        192,000
                                                                                                     -------------
Total current liabilities..........................................................................        299,816
Long-term debt, less current maturities............................................................        442,648
Stockholders' equity:
  Common stock, $100 par value;
   Authorized shares -- 1,000
   Issued and outstanding shares -- 500............................................................         50,000
  Additional paid-in capital.......................................................................        923,896
  Accumulated deficit..............................................................................       (638,714)
                                                                                                     -------------
                                                                                                           335,182
                                                                                                     -------------
Total liabilities and stockholders' equity.........................................................  $   1,077,646
                                                                                                     -------------
                                                                                                     -------------

                         SIGNET PAGING OF RALEIGH, INC.

                            STATEMENT OF OPERATIONS

                                                                                                      YEAR ENDED
                                                                                                     DECEMBER 31,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Revenues:
  Recurring revenues...............................................................................  $   2,900,713
  Product sales....................................................................................        145,672
                                                                                                     -------------
Total revenues.....................................................................................      3,046,385
Cost of products sold..............................................................................        123,620
                                                                                                     -------------
                                                                                                         2,922,765
Cost of services:
  Pager lease and access services..................................................................        700,206
                                                                                                     -------------
  Gross margin.....................................................................................      2,222,559
Expenses:
  Selling, general, and administrative.............................................................      1,479,494
  Depreciation and amortization....................................................................        418,795
                                                                                                     -------------
                                                                                                         1,898,289
                                                                                                     -------------
Operating income...................................................................................        324,270
Other expense......................................................................................        (29,729)
                                                                                                     -------------
Net income.........................................................................................  $     294,541
                                                                                                     -------------
                                                                                                     -------------

                         SIGNET PAGING OF RALEIGH, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY

                                                          COMMON STOCK       ADDITIONAL
                                                     ----------------------    PAID-IN     ACCUMULATED
                                                       SHARES      AMOUNT      CAPITAL       DEFICIT        TOTAL
                                                     -----------  ---------  -----------  -------------  ------------
Balance at December 31, 1994.......................         500   $  50,000  $   923,896  $    (589,882) $    384,014
  Net income (unaudited)...........................      --          --          --             294,541       294,541
  Stockholder distributions (unaudited)............      --          --          --            (343,373)     (343,373)
                                                            ---   ---------  -----------  -------------  ------------
Balance at December 31, 1995 (unaudited)...........         500   $  50,000  $   923,896  $    (638,714) $    335,182
                                                            ---   ---------  -----------  -------------  ------------
                                                            ---   ---------  -----------  -------------  ------------

                         SIGNET PAGING OF RALEIGH, INC.

                            STATEMENT OF CASH FLOWS

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1995
                                                                                                      ------------
                                                                                                      (UNAUDITED)
OPERATING ACTIVITIES
  Net income........................................................................................   $  294,541
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization...................................................................      418,795
    Changes in operating assets and liabilities:
      Trade accounts receivable.....................................................................      (12,489)
      Inventories...................................................................................           59
      Other assets..................................................................................       38,871
      Trade payables and accrued liabilities........................................................      (12,897)
      Customer deposits.............................................................................       (9,235)
                                                                                                      ------------
Net cash provided by operating activities...........................................................      717,645
                                                                                                      ------------
INVESTING ACTIVITIES
  Purchase of property and equipment................................................................     (205,315)
FINANCING ACTIVITIES
  Stockholder distributions.........................................................................     (351,813)
  Payment on borrowings.............................................................................     (169,078)
                                                                                                      ------------
Net cash used in financing activities...............................................................     (520,891)
                                                                                                      ------------
Net decrease in cash................................................................................       (8,561)
Cash at beginning of year...........................................................................       16,628
                                                                                                      ------------
Cash at end of year.................................................................................   $    8,067
                                                                                                      ------------
                                                                                                      ------------